UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 8, 2005
                                                --------------------------------

                               Global Signal Inc.
             (Exact name of registrant as specified in its charter)


              Delaware               001-32168                 65-0652634
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  (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)          File Number)          Identification No.)


    301 North Cattlemen Road, Suite 300, Sarasota, Florida           34232
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                   -----------------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

         Item 2.02         Results of Operations and Financial Condition

         On November 8, 2005, Global Signal Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2005. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered "filed" or incorporated by reference therein.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated November 8, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GLOBAL SIGNAL INC.
                                           (Registrant)

                                           /s/ Jeffrey Klopf
                                           ---------------------------------
                                           Jeffrey Klopf
                                           Executive Vice President, General
                                           Counsel and Secretary



Date: November 8, 2005

                                  EXHIBIT INDEX

Exhibit Number         Exhibit
--------------         -----------------------------------------------------

99.1                   Press Release dated November 8, 2005